ASSUMPTION AND AMENDMENT AGREEMENT


          ASSUMPTION AND AMENDMENT AGREEMENT (this "AGREEMENT") dated as of November 3, 1999 (the "EFFECTIVE DATE") among the Existing Subsidiaries signatory hereto; SUPERIOR ENERGY SERVICES, INC., a Delaware corporation ("HOLDINGS"); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, for itself as a Lender, and as Administrative Agent for Lenders, under the Credit Agreement defined below; the other Lenders signatory hereto; PMI Acquisition Company, Inc., a Louisiana corporation and wholly-owned subsidiary of Holdings ("PMI ACQUISITION"); Production Management Industries, Inc., a Louisiana corporation ("PMII") and wholly-owned subsidiary of Production Management Companies, Inc., a Louisiana corporation ("PMCI"); Production Management Control Systems, Inc., a Louisiana corporation and wholly-owned subsidiary of PMCI, ("PMCSI"); and Production Management Equities, Inc., a Louisiana corporation and majority-owned subsidiary of PMCI ("PMEI", and together with PMI Acquisition, PMII and PMCSI, the "NEW SUBSIDIARIES").

                          W I T N E S S E T H :

          WHEREAS, Holdings, the Existing Subsidiaries, Lenders and Administrative Agent are parties to a Credit Agreement dated as of July 15, 1999 (as heretofore and hereafter amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

          WHEREAS, the Existing Subsidiaries and Administrative Agent are parties to a Security Agreement dated as of July 15, 1999 (as heretofore and hereafter amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"); and

          WHEREAS, Holdings, Cardinal Holding Corp., Cardinal Services, Inc., Superior Well Service, Inc. and the Administrative Agent are parties to a Pledge Agreement dated as of July 15, 1999 (as heretofore and hereafter amended, modified or supplemented from time to time, the "PLEDGE AGREEMENT"); and

          WHEREAS, simultaneously herewith, pursuant to a Merger
Agreement dated as of September 7, 1999 (as heretofore and hereafter amended, modified or supplemented from time to time, the "MERGER
AGREEMENT") among Holdings, PMI Acquisition, PMCI and Michael C. Sport (a shareholder of PMCI), PMCI will merge with and into PMI Acquisition as a result of which the separate existence of PMCI will cease and PMI
Acquisition will be the surviving corporation (the "MERGER"), and immediately thereafter PMI Acquisition will change its name to "Production Management Companies, Inc."; and

          WHEREAS, subject to the terms and conditions contained herein, the parties hereto desire (i) to amend certain provisions of the Credit Agreement to provide additional financing so as to permit the Merger to be consummated, (ii) for each New Subsidiary to become a Borrower under the Credit Agreement, (iii) for each New Subsidiary to become a Grantor under the Security Agreement, and (iv) for PMI Acquisition to become a Pledgor under the Pledge Agreement.

          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) The aggregate Term Loan A Commitment of all of the Lenders is hereby increased by $1,824,000 from $20,000,000 to $21,824,000, apportioned among the Lenders as set forth on Annex A hereto.

          (b) The aggregate Term Loan B Commitment of all of the Lenders is hereby increased by $8,176,000 from $90,000,000 to $98,176,000, apportioned among the Lenders as set forth on Annex A hereto.

          (c) Section 1.1(b)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(ii) Borrowers shall pay the principal amount of the Term Loan A in twenty-four (24) consecutive quarterly installments on the last day of March, June, September and December of each year, commencing December 31, 1999, as follows:

                      Installment
Payment Date            Amount
------------------    -----------
December 31, 1999        $273,000
March 31, 2000           $273,000
June 30, 2000            $273,000
September 30, 2000       $273,000

December 31, 2000        $546,000
March 31, 2001           $546,000
June 30, 2001            $546,000
September 30, 2001       $546,000

December 31, 2001        $818,000
March 31, 2002           $818,000
June 30, 2002            $818,000
September 30, 2002       $818,000

December 31, 2002      $1,091,000
March 31, 2003         $1,091,000
June 30, 2003          $1,091,000
September 30, 2003     $1,091,000

December 31, 2003      $1,364,000
March 31, 2004         $1,364,000
June 30, 2004          $1,364,000
September 30, 2004     $1,364,000

December 31, 2004      $1,364,000
March 31, 2005         $1,364,000
June 30, 2005          $1,364,000
September 30, 2005     $1,364,000

          Notwithstanding the foregoing, the aggregate outstanding principal balance of Term Loan A shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full."

          (d) Section 1.1(b)(v) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(v) Borrowers shall pay the principal amount of the Term Loan B in twenty-six (26) installments, as follows:

                       Installment
Payment Date             Amount
------------------     -----------
December 31, 1999         $246,000
March 31, 2000            $246,000
June 30, 2000             $246,000
September 30, 2000        $246,000

December 31, 2000         $246,000
March 31, 2001            $246,000
June 30, 2001             $246,000
September 30, 2001        $246,000

December 31, 2001         $246,000
March 31, 2002            $246,000
June 30, 2002             $246,000
September 30, 2002        $246,000

December 31, 2002         $246,000
March 31, 2003            $246,000
June 30, 2003             $246,000
September 30, 2003        $246,000

December 31, 2003         $246,000
March 31, 2004            $246,000
June 30, 2004             $246,000
September 30, 2004        $246,000

December 31, 2004         $246,000
March 31, 2005            $246,000
June 30, 2005             $246,000
September 30, 2005        $246,000

December 31, 2005               $0
March 31, 2006         $46,136,000
June 30, 2006          $46,136,000

           Notwithstanding the foregoing, if the Commitment Termination Date occurs prior to September 30, 2005, the aggregate outstanding principal balance of Term Loan B shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full."

          (e) Notwithstanding anything contained in the Credit Agreement to the contrary, upon the effectiveness of this Agreement as provided in
Section 7 hereof, the Merger shall be a "Permitted Acquisition" under the Credit Agreement.

          (f) The definition of "Leverage Ratio" in Annex A to the Credit Agreement is hereby amended by adding the following after the term "EBITDA":

     "; PROVIDED that in calculating the Leverage Ratio for determining compliance with Annex G on any date, an amount shall be added to EBITDA in respect of each acquisition by Holdings or any Borrower consummated on or after the date hereof (including the acquisition of PMCI pursuant to the Merger) to account for the portion of the period for which EBITDA is calculated, if any, occurring prior to each such acquisition."

          (g) Schedule 6.7 to the Credit Agreement is hereby supplemented with the Liens listed on Annex B hereto.

          3. ADDITION OF BORROWERS TO THE CREDIT AGREEMENT. Each New Subsidiary hereby agrees to be, and hereby becomes, a Borrower under and as defined in the Credit Agreement, and accordingly hereby assumes all of the joint and several obligations of the Borrowers under the Credit Agreement, and accordingly hereby agrees to be bound, and hereby is bound, jointly and severally with all other Borrowers, by all of the terms of the Loan Documents binding upon Borrowers.

          4.   ADDITION OF GRANTORS TO THE SECURITY AGREEMENT.

          (a) Each New Subsidiary hereby agrees to be, and hereby becomes, a Grantor under and as defined in the Security Agreement, and accordingly hereby assumes all of the obligations of a Grantor under the Security Agreement, and accordingly hereby agrees to be bound, and hereby is bound, by all of the terms of the Loan Documents binding upon Grantors.

          (b) Without limiting Section 4(a) hereof in any respect, to secure the prompt and complete payment, performance and observance of all of the Obligations, each New Subsidiary hereby grants, assigns, conveys, mortgages, pledges, hypothecates, transfers and grants a continuing security interest to Administrative Agent, for the benefit of Administrative Agent and Lenders, a Lien upon all of its right, title and interest in, to and under its Collateral (as defined in the Security Agreement). In addition, to secure the prompt and complete payment, performance and observance of the Obligations, each New Subsidiary hereby grants to Administrative Agent, for the benefit of Administrative Agent and Lenders, a right of setoff against the property of such New Subsidiary held by Administrative Agent or any Lender, consisting of its Collateral (as defined in the Security Agreement) now or hereafter in the possession or custody of or in transit to Administrative Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such New Subsidiary, or as to which such New Subsidiary may have any right or power.

          (c) The schedules to the Security Agreement are hereby supplemented with the information contained in Annex C hereto pertaining to the New Subsidiaries.

          5.   ADDITION OF PLEDGOR TO THE PLEDGE AGREEMENT.

          (a) PMI Acquisition hereby agrees to be, and hereby becomes, a Pledgor under and as defined in the Pledge Agreement, and accordingly hereby assumes all of the obligations of a Pledgor under the Pledge Agreement, and accordingly hereby agrees to be bound, and hereby is bound, by all of the terms of the Loan Documents binding upon Pledgors.

          (b) Without limiting Section 5(a) hereof in any respect, PMI Acquisition hereby pledges to Administrative Agent, and grants to Administrative Agent for the benefit of Administrative Agent and Lenders, a first priority security interest in all of its Pledged Collateral (as defined in the Pledge Agreement).

          (c) Schedule I to the Pledge Agreement is hereby supplemented with the information contained in Annex D hereto pertaining to PMI Acquisition after the consummation of the Merger simultaneously herewith.

          6. REPRESENTATIONS AND WARRANTIES. Each of Holdings, each Existing Subsidiary and each New Subsidiary represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (b) It has duly executed and delivered this Agreement. This Agreement, and the Credit Agreement, Security Agreement and Pledge Agreement as amended or supplemented hereby, constitute its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Agreement by it, other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect, and except where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

          (d) After giving effect to this Agreement, it is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

          (e) After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

          (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case they are true and correct in all material respects as of the date or dates specified.

          7. CONDITIONS PRECEDENT. The Administrative Agent shall have received on or prior to the Effective Date, each in form and substance satisfactory to it and its counsel (facsimile copies being acceptable so long as the originals thereof are sent to Administrative Agent or its counsel via overnight courier on or prior to the Effective Date):

          (a) SECURITY INTERESTS AND CODE FILINGS. Evidence that Administrative Agent (for the benefit of itself and Lenders) has a valid and perfected first priority security interest in the Collateral of the New Subsidiaries (other than motor vehicles and except as set forth on Annex B), including such documents duly executed by each New Subsidiary (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Administrative Agent may request in order to perfect its security interests in the Collateral of the New Subsidiaries (other than motor vehicles and except as set forth on Annex B).

          (b) PAYOFF LETTER; TERMINATION STATEMENTS. Copies of a duly executed payoff letter by and between all parties to the credit agreement pursuant to which the New Subsidiaries received financing from Bank One (formerly The First National Bank of Commerce) (the "PRIOR LENDER"), evidencing repayment in full of all obligations owing thereunder to the Prior Lender (the "PRIOR LENDER OBLIGATIONS"), together with (i) UCC-3, mortgage releases or other appropriate termination statements, manually signed by the Prior Lender releasing all liens of the Prior Lender upon any of the personal property of the New Subsidiaries, and (ii) termination of all blocked account agreements, bank agency agreements or other similar agreements or arrangements or arrangements in favor of the Prior Lender or relating to the Prior Lender Obligations.

          (c)  CORPORATE DOCUMENTS.

               (i) CHARTER AND GOOD STANDING. For each New Subsidiary, its (x) charter (or analogous document) and all amendments thereto,
     (y) good standing certificate (including verification of tax status) in its state of organization and (z) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Effective Date and certified by the applicable Secretary of State or other authorized Governmental Authority.

               (ii) BYLAWS AND RESOLUTIONS. For each New Subsidiary, (x) its bylaws (or operating agreement), together with all amendments thereto and (y) resolutions of its Board of Directors (or analogous governing body) and stockholders (or members), approving and authorizing the execution, delivery and performance of this Agreement and the transactions to be consummated in connection therewith, each certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without any modification or amendment.

               (iii) INCUMBENCY CERTIFICATES. For each New Subsidiary, signature and incumbency certificates of each of its officers executing any of the Loan Documents, certified as of the Effective Date by its secretary or an assistant secretary as being true, accurate, correct and complete.

               (iv) MERGER RESOLUTIONS. For each of Holdings, PMI Acquisition and PMCI, resolutions of its Board of Directors (or analogous governing body) and stockholders (or members), approving and authorizing the execution, delivery and performance of the Merger Agreement and the transactions to be consummated in connection therewith, each certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without any modification or amendment.

          (d) OPINION OF COUNSEL. A duly executed original of an opinion of Jones, Walker, Waechter, Poitevent Carrere & Denegre, L.L.P., counsel for the Credit Parties, dated the Effective Date.

          (e) OFFICER'S CERTIFICATE. An officer's certificate of Holdings with respect to the matters contained in Section 6.1 of the Credit Agreement.

          (f) CASH MANAGEMENT AGREEMENTS. Agreements evidencing and documenting the establishment of cash management systems for each New Subsidiary, including lockbox agreements, lockbox account agreements and pledged account agreements.

          (g) ACQUISITION PRO FORMA AND ACQUISITION PROJECTIONS. The Acquisition Pro Forma and the Acquisition Projections defined in Section
6.1 of the Credit Agreement.

          (h) VESSEL MORTGAGE. A duly executed original of a first preferred ship mortgage dated the Effective Date, delivered by the New Subsidiaries to a vessel mortgagee acting on behalf of the Administrative Agent and the Lenders, with respect to each of the vessels owned or leased to any New Subsidiary, and all documents, instruments and agreements executed pursuant thereto or in connection therewith, including, without limitation, releases of any existing Liens on any such vessels.

          (i) OTHER DOCUMENTS. Such other certificates, documents and agreements as Administrative Agent may reasonably request.

          8. EXPENSES. Holdings, the Existing Subsidiaries and the New Subsidiaries agree, jointly and severally, to pay or cause to be paid on demand all costs and expenses, including reasonable attorneys' fees, of the Administrative Agent incurred in connection with this Agreement.

          9. CONTINUED EFFECTIVENESS. The term "Agreement," "hereof," "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Agreement. Each of Holdings, each Existing Subsidiary and each New Subsidiary hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

          10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.


                               *    *    *

IN WITNESS WHEREOF the parties hereto have caused this Assumption and Amendment Agreement to be duly executed by their respective officers as of the date first written above.

                              EXISTING SUBSIDIARIES

                              CARDINAL HOLDING CORP.



                              By:
                                 Name:
                                 Title:

                              CARDINAL SERVICES, INC.



                              By:
                                 Name:
                                 Title:

                              SUB-SURFACE TOOLS, INC.



                              By:
                                 Name:
                                 Title:

                              STABIL DRILL SPECIALTIES, INC.



                              By:
                                 Name:
                                 Title:

                              SUPERIOR WELL SERVICE, INC.



                              By:
                                 Name:
                                 Title:


                              NAUTILUS PIPE & TOOL RENTAL, INC.



                              By:
                                 Name:
                                 Title:

                              ACE RENTAL TOOLS, INC.



                              By:
                                 Name:
                                 Title:

                              CONNECTION TECHNOLOGY, LTD.



                              By:
                                 Name:
                                 Title:

                              FASTORQ, INC.



                              By:
                                 Name:
                                 Title:

                              F. & F. WIRELINE SERVICE, INC.



                              By:
                                 Name:
                                 Title:

                              OIL STOP, INC.



                              By:
                                 Name:
                                 Title:


                              STEERABLE ROTARY TOOLS, L.L.C.



                              By:
                                 Name:
                                 Title:

                              HYDRO-DYNAMICS OILFIELD CONTRACTORS, INC.



                              By:
                                 Name:
                                 Title:

                              1105 PETERS ROAD, INC.



                              By:
                                 Name:
                                 Title:

                              1209 PETERS ROAD, INC.



                              By:
                                 Name:
                                 Title:

                              DIMENSIONAL OIL FIELD SERVICES, INC.



                              By:
                                 Name:
                                 Title:


                              SUPERIOR BAREBOAT CHARTERS, INC.



                              By:
                                 Name:
                                 Title:

                              TONG RENTALS AND SUPPLY COMPANY, INC.



                              By:
                                 Name:
                                 Title:



                              HOLDINGS

                              SUPERIOR ENERGY SERVICES, INC.



                              By:
                                 Name:
                                 Title:


                              ADMINISTRATIVE AGENT

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 Name:
                                 Title:



                              LENDERS

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 Name:
                                 Title:

                              WELLS FARGO BANK (TEXAS), N.A.


                              By:
                                 Name:
                                 Title:

                              HIBERNIA NATIONAL BANK


                              By:
                                 Name:
                                 Title:


                              PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.


                              By:
                                 Name:
                                 Title:


                              ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.


                              By:
                                 Name:
                                 Title:



                              ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                              By:
                                 Name:
                                 Title:


                              PILGRIM PRIME RATE TRUST


                              By:
                                 Name:
                                 Title:


                              BANK ONE, LOUISIANA, N.A.


                              By:
                                 Name:
                                 Title:


                              CIBC, INC.


                              By:
                                 Name:
                                 Title:

                              HELLER FINANCIAL, INC.


                              By:
                                 Name:
                                 Title:


                              ELF FUNDING TRUST I


                              By:
                                 Name:
                                 Title:


                              KZH HIGHLAND-2 LLC


                              By:
                                 Name:
                                 Title:

                              SAFECO CREDIT COMPANY, INC.


                              By:
                                 Name:
                                 Title:


                              AVALON CAPITAL LTD.


                              By:
                                 Name:
                                 Title:

                              AERIES FINANCE-II, LTD.


                              By:
                                 Name:
                                 Title:

                              NATEXIS BANQUE-BFCE


                              By:
                                 Name:
                                 Title:


                              CAPTIVA III FINANCE LTD.


                              By:
                                 Name:
                                 Title:


                              CAPTIVA IV FINANCE LTD.


                              By:
                                 Name:
                                 Title:

                              DELANO COMPANY


                              By:
                                 Name:
                                 Title:

                              TRIGON HEALTHCARE INC.


                              By:
                                 Name:
                                 Title:

                              CATELINA CDO LTD.


                              By:
                                 Name:
                                 Title:

                              VAN KAMPEN SENIOR FLOATING RATE FUND


                              By:
                                 Name:
                                 Title:



                              NEW SUBSIDIARIES


                              PMI ACQUISITION COMPANY, INC.


                              By:
                                 Name:
                                 Title:

                              PRODUCTION MANAGEMENT INDUSTRIES, INC.


                              By:
                                 Name:
                                 Title:

                              PRODUCTION MANAGEMENT CONTROL SYSTEMS, INC.


                              By:
                                 Name:
                                 Title:


                              PRODUCTION MANAGEMENT EQUITIES, INC.


                              By:
                                 Name: